                                                                   EXHIBIT 24.1


                               CENTEX CORPORATION

                               POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 1997.




                                                    /s/ Alan B. Coleman
                                                 --------------------------
                                                 Alan B. Coleman
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 1997.




                                                     /s/ Dan W. Cook III
                                                  ----------------------------
                                                  Dan W. Cook III
                                                  Director
                                                  Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                                 /s/ William J Gillilan III
                                            ----------------------------------
                                            William J Gillilan III
                                            Director
                                            Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                            /s/ Clint W. Murchison, III
                                      ---------------------------------------
                                      Clint W. Murchison, III
                                      Director
                                      Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                                  /s/ Charles H. Pistor
                                             ---------------------------------
                                             Charles H. Pistor
                                             Director
                                             Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                              /s/ David W. Quinn
                                          ---------------------------
                                          David W. Quinn
                                          Director
                                          Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                                     /s/ Paul R. Seegers
                                                 ------------------------------
                                                 Paul R. Seegers
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1997, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 1997.




                                             /s/ Paul T. Stoffel
                                        ----------------------------------
                                        Paul T. Stoffel
                                        Director
                                        Centex Corporation